UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2008

INSIGHT HEALTH SERVICES HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-75984	04-3570028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

26250 Enterprise Court Suite 100 Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 282-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 19, 2008, the Board of Directors of InSight Health Services Holdings Corp. (the “Company”) granted stock options under the Company’s 2008 Employee Stock Option Plan (the “Employee Plan”) to the following executive officers in the amounts listed below, subject to the execution of a Nonstatutory Stock Option Grant Agreement (the “Stock Option Grant Agreement”) between the Company and each of the optionees :

Officer	Stock Options
Louis E. Hallman, III, President and Chief Executive Officer	192,000
Patricia R. Blank, Executive Vice President - Revenue Cycle Management	65,000
Bernard O’Rourke, Executive Vice President and Chief Operating Officer	85,000
Donald F. Hankus, Executive Vice President and Chief Information Officer	55,000

The stock options were issued with an exercise price of $0.36 per share and were made in accordance with and subject to the terms and conditions of the Employee Plan and the Stock Option Grant Agreements.  The executive officers named above executed their respective Stock Option Grant Agreements on September 4, 2008, with effect as of August 19, 2008.

The options will vest and become exercisable if, and only if, a Refinancing Event, as such term is defined in the Stock Option Grant Agreement, is achieved prior to the expiration of the options.  The options are scheduled to expire on August 19, 2018.

The foregoing description of the Employee Plan and the Stock Option Grant Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employee Plan and the Stock Option Grant Agreement, which are included as Exhibits 99.1 and 99.2, respectively, to this current report and are incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

99.1

The Company’s 2008 Employee Stock Option Plan (incorporated herein by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

99.2

Form of the Company’s 2008 Employee Stock Option Plan Nonstatutory Stock Option Grant Agreement (incorporated herein by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSIGHT HEALTH SERVICES HOLDINGS CORP.

	By:	/s/ Brian G. Drazba
Date: September 5, 2008	Name:	Brian G. Drazba
	Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

The Company’s 2008 Employee Stock Option Plan (incorporated herein by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).

99.2

Form of the Company’s 2008 Employee Stock Option Plan Nonstatutory Stock Option Grant Agreement (incorporated herein by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008).